SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENTS

Dividends

Pursuant to a Board of Director’s resolution dated February 24, 2012, the Company declared a dividend of approximately RMB447,000,000 (US$71,000,000), US$0.30 per share, paid out of the Company’s 2011 net distributable profits, which are determined using an equity method basis of accounting for the standalone listing company financial statements, to the shareholders of the Company who were registered members of the Company as of March 23, 2012. The payments of these dividends are financed out of available cash held by the Company, subsequent to the declaration of dividends to the Company by Zhengtu Information (Note 17). The dividends were paid on March 29 and April 5, 2012.